SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2011

Li-ion Motors Corp.

 (Exact Name of Registrant as Specified in Its Charter)

Nevada	000-33391	88-0490890
State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4894 Lone Mountain #168, Las Vegas NV	89130
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 425-7376

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Amendment of our Articles of Incorporation to Increase our Authorized Common Stock.

Our board of directors unanimously approved an amendment to our Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares, par value $.001 per share, to 300,000,000 shares, par value $.001 per share, on June 24, 2011. On the same date we received the written consent from two shareholders of our company holding a majority (60.76%) of the outstanding shares of our common stock. We filed the amendment with the Secretary of State of Nevada on August 10, 2011, after mailing a Definitive Information Statement to our stockholders and the amendment was effective August 10, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1j	Certificate of Amendment to Articles of Incorporation, filed effective August 10, 2011.

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

LI-ION MOTORS CORP.

Dated: August 16, 2011	By:	/s/ Stacey Fling
Stacey Fling, Chief Executive Officer